Proposed Merger Agreement	3 Months Ended
Mar. 31, 2026
Eos SENOLYTIXS Inc [Member]
ProposedMergerAgreementLineItems [Line Items]
Proposed Merger Agreement

13.	PROPOSED MERGER AGREEMENT

On March 26, 2026, the Company and Pulmatrix, Inc. (“Pulmatrix”), a biopharmaceutical public company that has been focused on the development of novel inhaled therapeutic products intended to prevent and treat migraine and respiratory diseases with important unmet medical needs, announced their intent to enter into a definitive merger agreement under which Pulmatrix will acquire Eos (the “Merger”).

In connection with the Merger, the Company and Pulmatrix have entered into definitive agreements for concurrent private financings of $19 million in aggregate gross proceeds (the “Financings”), including a $1 million investment in Pulmatrix (the “Pulmatrix Investment”) from RCM Eos PIPE HOLDINGS LLC, a related party of Eos due to common control and $2,500,000 in Initial Bridge Notes (the “Initial Bridge Notes”) for the Company from RCM Eos Holdings, LLC, a related party of Eos due to common control both managed by Rapha Capital Management, LLC, a related party of Eos due to common control. The proceeds are expected to support advancement of the Company’s proprietary MitoXcel™ platform, including its lead clinical candidate, PTC-2105, for sarcopenia and sarcopenic obesity. The proposed Merger has been unanimously approved by the boards of directors of both companies and is currently expected to close in the third quarter of 2026, subject to customary closing conditions, including approval by the stockholders of each company and the effectiveness of a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission. Following the closing of the proposed Merger and payment of all placement and M&A advisory fees, the pre-Merger Pulmatrix common stockholders are expected to own approximately 6% of the combined company, while pre-Merger Eos stockholders, including investors participating in the Financings and holders of shares issued in payment of placement agent and M&A advisory fees, are expected to own approximately 94%.

The Merger will be accounted for as a reverse asset acquisition in accordance with GAAP. Under this method of accounting, Eos is considered to be the accounting acquirer for financial reporting purposes since immediately following the Merger: (i) Eos’s equity holders will own a substantial majority of the voting rights in the Combined Company; (ii) Eos’s largest stockholder will retain the largest interest in the Combined Company; (iii) Eos will designate all but one of the initial members of the Combined Company board of directors; and (iv) Eos’s executive management team will become the management of the Combined Company. Accordingly, the Merger is expected to be treated for accounting purposes as the equivalent of Eos issuing stock to acquire the net assets of Pulmatrix. As a result of Eos being treated as the accounting acquirer, Eos’s assets and liabilities will be recorded at their pre-combination carrying amounts and the net assets of Pulmatrix will be allocated a portion of the purchase price and recorded based on their relative fair values at the time of closing. Upon completion of the Merger, the historical financial statements of Eos will become the historical consolidated financial statements of Pulmatrix.